EXHIBIT 3.25

(Department of Corporations Use Only)  Department of Corporations File No.,
Fee Paid  $25                          if any
Receipt No. 202029C-23                 (Insert File Number(s) of Previous
                                       Filings Before the Department, if any)

           FEE:   $25.00    $35.00   $50.00   $150.00   $300.00
                  (Circle the appropriate amount of fee.
                     See Corp. Code Section 25608(c))

                             ($25.00 circled)

                       COMMISSIONER OF CORPORATIONS
                            STATE OF CALIFORNIA

                                FEB 2 1994

            NOTICE OF TRANSACTION PURSUANT TO CORPORATIONS CODE
                             SECTION 25102(f)

A.  Check one: Transaction under   (X) Section 25102(f)   (X) Rule 260.103.

1.  Name of Issuer: Pure Tech Recycling of California

2.  Address of Issuer:
    100 Franklin Square Drive, Ste. 105, Somerset, NJ 08875-5250
               Street                  City      State       ZIP
    Mailing Address:
    100 Franklin Square Drive, Ste. 105, Somerset, NJ 08875-5250
               Street                  City      State       ZIP
3.  Area Code and Telephone Number: (908) 302-1000

4.  Issuer's state (or other jurisdiction) of incorporation or organization:
    California

5.  Title of class or classes of securities sold in transaction:
    Common Stock

6. The value of the securities sold or proposed to be sold in the transaction, determined in accordance with Corp. Code Sec. 25608(g) in connection with the fee required upon filing this notice, is (fee based on amount shown in line (iii) under "Total Offering"):

                                                California    Total Offering
(a)   (i) in money                                 $100          $100
     (ii) in consideration other than money        $  0          $  0
    (iii) total of (i) and (ii)                    $100          $100

(b) ( ) Change in rights, preferences, privileges or restrictions of or on outstanding securities. ($25.00 fee.) (See Rule 260.103.)

7.  Type of filing under Securities Act of 1933, if applicable: N/A

8.  Date of Notice: December 17, 1993      Pure Tech Recycling of California
                                                       Issuer

( ) Check if issuer already has a
    consent to service of process     /s/ Joseph Mastroianni
    on file with the Commissioner.    Authorized Signature on behalf of issuer

                                      Joseph Mastroianni, President
                                      Print name and title of signatory

Name, Address and Phone number of contact person:

Sheldon H. Wolfe, Esq., Pettit & Martin
101 California Street, 35th Floor
San Francisco, California 94111

Instruction: Each issuer (other than a California corporation) filing a notice under Section 25102(f) must file a consent to service of process (Form 260.165), unless it already has a consent to service on file with the Commissioner.

260.102.14(c) (10/84)


           STATE OF CALIFORNIA
              MARCH FONG EU                 P.O. Box 944230
           SECRETARY OF STATE               Sacramento, CA
      STATEMENT BY DOMESTIC STOCK           94244-0230
             CORPORATION                    Phone: (916) 445-2020
     (THIS STATEMENT MUST BE FILED
     WITH CALIFORNIA SECRETARY OF
     STATE (SEC. 1502, CORPORATIONS
                CODE)

      A $5 FILING FEE MUST ACCOMPANY THIS STATEMENT.

      WHEN COMPLETING FORM, PLEASE USE BLACK
         TYPEWRITER RIBBON OR BLACK INK

      IMPORTANT-Please read Instruction On Back Of Form

1.  DUE DATE JANUARY 22, 1994
    PURE TECH RECYCLING OF CALIFORNIA

DO NOT ALTER PREPRINTED NAME.  IF ITEM NO. 1 IS BLANK,           DO NOT WRITE
PLEASE ENTER CORPORATE NAME                                      IN THIS SPACE

THE CALIFORNIA CORPORATION NAMED HEREIN, MAKES THE FOLLOWING STATEMENT.

2.STREET ADDRESS           ROOM NO.         2A. CITY AND         2B. ZIP CODE
OF PRINCIPAL                  105           STATE                08875-5250
EXECUTIVE OFFICE                            Somerset, NJ
100 Franklin Square
Drive

3. STREET ADDRESS          ROOM NO.         3A. CITY             3B. ZIP CODE
OF PRINCIPAL                                CA
BUSINESS OFFICE IN
CALIFORNIA (IF ANY)

4. MAILING ADDRESS         ROOM NO.         4A. CITY AND         4B. ZIP CODE
100 Franklin Square           105           STATE                08875-5250
Drive                                       Somerset, N.J.

THE NAMES OF THE FOLLOWING OFFICERS ARE:

5. CHIEF EXECUTIVE    5A. STREET            5B. CITY AND         5C. ZIP CODE
OFFICER               ADDRESS (SEE          STATE                08875-5250
Joseph Mastroianni    REVERSE SIDE)         Somerset, N.J.
                      100 Franklin Square
                      Drive, Ste. 105

6. SECRETARY          6A. STREET            6B. CITY AND         6C. ZIP CODE
Murray Fox            ADDRESS (SEE          STATE                08875-5250
                      REVERSE SIDE)         Somerset, N.J.
                      100 Franklin Square
                      Drive, Ste. 105

7. CHIEF              7A. STREET            7B. CITY AND         7C. ZIP CODE
FINANCIAL             ADDRESS (SEE          STATE                08875-5250
OFFICER               REVERSE SIDE)         Somerset, N.J.
Murray Fox            100 Franklin Square
                      Drive, Ste. 105

INCUMBENT DIRECTORS, INCLUDING DIRECTORS WHO ARE ALSO OFFICERS
(Attach supplemental list if necessary)

8. NAME               8A. STREET            8B. CITY AND         8C. ZIP CODE
Simon Sinnreich       ADDRESS (SEE          STATE                08875-5250
                      REVERSE SIDE)         Somerset, N.J.
                      100 Franklin Square
                      Drive, Ste. 105

9. NAME               9A. STREET            9B. CITY AND         9C. ZIP CODE
David Katz            ADDRESS (SEE          STATE                08875-5250
                      REVERSE SIDE)         Somerset, N.J.
                      100 Franklin Square
                      Drive, Ste. 105

10. NAME              10A. STREET           10B. CITY AND        10C. ZIP CODE
Joseph Mastroianni    ADDRESS (SEE          STATE                08875-5250
                      REVERSE SIDE)         Somerset, N.J.
                      100 Franklin Square
                      Drive, Ste. 105

11. THE NUMBER OF VACANCIES ON THE BOARD OF DIRECTORS, IF ANY: 0

DESIGNATED AGENT FOR SERVICE OR PROCESS (Only one agent may be named)

12. NAME
      CT Corporation

13. CALIFORNIA STREET ADDRESS IF AGENT IS AN INDIVIDUAL (DO NOT
    USE P.O. BOX) DO NOT INCLUDE ADDRESS IF AGENT IS A CORPORATION.

14. DESCRIBE TYPE OF BUSINESS OF THE CORPORATION NAMED IN ITEM 1.
      Recycling of beverage containers

15. I DECLARE THAT I HAVE EXAMINED THIS STATEMENT AND TO THE BEST
    OF MY KNOWLEDGE AND BELIEF, IT IS TRUE, CORRECT AND COMPLETE.


Joseph Mastroianni           /s/ J. Mastroianni  President   January , 1994
TYPE OR PRINT NAME OF
SIGNING OFFICER OR AGENT     SIGNATURE           TITLE       DATE

16. I DECLARE THERE HAS BEEN NO CHANGE IN THE INFORMATION
    CONTAINED IN THE LAST STATEMENT OF THE CORPORATION WHICH IS ON
    FILE IN THE SECRETARY OF STATE'S OFFICE.  DOES NOT APPLY ON INITIAL
    FILING.                       (READ INSTRUCTIONS BEFORE
                                   COMPLETING THIS ITEM)

    [  ]
(CHECK HERE)    TYPE OR PRINT NAME    SIGNATURE   TITLE     DATE
                OF SIGNING OFFICER
                OR AGENT



                               *  *  *  *  *

                             S T A T E M E N T

                                    OF

                             SOLE INCORPORATOR

                                    OF

                     PURE TECH RECYCLING OF CALIFORNIA

                                 * * * * *


       The articles of incorporation of this corporation having been filed in the office of the Secretary of State, the undersigned, being the sole incorporator named in said articles, does hereby state that the following actions were taken on this day for the purpose of organizing this corporation:

       1. The following persons were elected as directors to hold office until the first annual meeting of stockholders or until their respective successors are elected and qualified:

                           Simon Sinnreich
                           David Katz
                           Joseph Mastroianni

       2. The board of directors was authorized, in its discretion, to issue the shares of the capital stock of this corporation to the full amount or number of shares authorized by the articles of incorporation, in such amounts and for such considerations as from time to time shall be determined by the board of directors and as may be permitted by law.


Dated: October 22, 1993


                                                 /s/ Brendan Dowd
                                                 ------------------------
                                                     Brendan Dowd

                              STATE OF CALIFORNIA
                        OFFICE OF THE SECRETARY OF STATE


                           CORPORATION DIVISION

      I, MARCH FONG EU, Secretary of State of the State of California, hereby certify:

      That the annexed transcript has been compared with the corporate record on file in this office, of which it purports to be a copy, and that same is full, true and correct.

                                 IN WITNESS WHEREOF, I execute this
                                    certificate and affix the Great Seal of
                                    the State of California this

                                                OCT 27 1993


                                                 /s/ March Fong Eu
      [SEAL]                                     ------------------------
                                                     Secretary of State



                         ARTICLE OF INCORPORATION

                                    OF

                     PURE TECH RECYCLING OF CALIFORNIA


                                 ARTICLE I

       The name of this corporation shall be: Pure Tech Recycling of California.

                                ARTICLE II

       The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                ARTICLE III

       The name of this corporation's initial agent for service of process is:
                             CT Corporation System

                                ARTICLE IV

       This corporation is authorized to issue only one class of shares, and the total number of shares which this corporation is authorized to issue is 10,000 shares.

                                 ARTICLE V

       Section 1. The liability of the directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

       Section 2. The corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) through bylaw provisions, agreements with the agents, vote of shareholders or disinterested directors, or otherwise, in excess of the indemnification otherwise permitted by Section 317 of the California Corporations Code, subject only to the limits set forth in Section 204 of the California Corporations Code with respect to actions for breach of duty to the corporation or its shareholders. The corporation is further authorized to provide insurance for agents as set forth in Section 317 of the California
Corporations Code, provided that, in cases where the corporation owns all or a portion of the shares of the company issuing the insurance policy, the company and/or the policy must meet one of the two sets of conditions set forth in
Section 317 of the California Corporations Code.

       Section 3. Any appeal or modification of the foregoing provisions of this Article V by the shareholders of this corporation shall not adversely affect any right or protection of an agent of this corporation existing at the time of such repeal or modification.

Dated: October 21, 1993


                                               /s/ Brendan Dowd
                                               ------------------------------
                                                   Brendan Dowd, Incorporator



                  UNANIMOUS WRITTEN CONSENT OF DIRECTORS
                   IN LIEU OF AN ORGANIZATIONAL MEETING
                                    OF
                     PURE TECH RECYCLING OF CALIFORNIA


       The undersigned, constituting all of the directors of Pure Tech Recycling of California, a California corporation (the "Corporation"), and acting pursuant to the authority vested in them by Section 307(b) of the California Corporations Code, do hereby consent to and adopt the following resolutions, effective on December 17, 1993.

                       AGENT FOR SERVICE OF PROCESS

       RESOLVED, that CT Corporation System is approved as the agent of the Corporation for the purpose of service of process under section 1502 of the California General Corporation Law.


                                  BYLAWS

       RESOLVED, that the Bylaws, in the form attached hereto and incorporated herein by reference, are adopted as the Bylaws of the Corporation.

       RESOLVED FURTHER, that the Secretary, when elected, is authorized and directed to execute a Certificate of Adoption of Bylaws and to insert the Bylaws as certified in the Corporation's Minute Book and to see that a copy of the Bylaws, similarly certified, is kept at the Corporation's principal executive office.

                           ELECTION OF OFFICERS

       RESOLVED, that the following persons are elected to the offices designated after their respective names, to take their respective offices immediately upon such election:

                   Name                           Office
                   ----                           ------
           Joseph Mastroianni                     President

           Murray Fox                             Secretary and Treasurer

           Paul Litwinczuk                        Assistant Secretary

                              CORPORATE SEAL

       RESOLVED, that a corporate seal in a form to be determined by the Secretary is adopted as the seal of the Corporation.

       RESOLVED FURTHER, that the Secretary is directed to affix an impression of the corporate seal in the space immediately following this resolution:



                        PRINCIPAL EXECUTIVE OFFICE

       RESOLVED, that the principal executive office of the Corporation shall be located at 100 Franklin Square Drive, Ste. 105, Somerset, N.J. 08875-5250.


                         EXPENSES OF INCORPORATION

       RESOLVED, that the Treasurer is authorized and directed to pay the expenses of the incorporation and organization of the Corporation and to reimburse the persons advancing funds to the Corporation for this purpose.


                            SHARE CERTIFICATES

       RESOLVED, that the form of share certificate for the Corporation in the form attached hereto as Exhibit A and incorporated herein by reference is adopted for use by the Corporation.


                  STATEMENT BY DOMESTIC STOCK CORPORATION

       RESOLVED, that the President or the Secretary is authorized and directed to prepare and to file or cause to be prepared and filed with the California Secretary of State the necessary statement in compliance with
Section 1502 of the California General Corporation Law.

       RESOLVED FURTHER, that in the event of any change in the agent for service of process as stated in the aforementioned form, the President or the Secretary shall execute a new form and send it to the Secretary of State, and, in addition, those officers are directed to file a new form annually in accordance with Section 1502 of the California Corporations Code.


                              BANKING ACCOUNT

       RESOLVED, that the Corporation establish in its name one or more bank accounts, that the President and the Secretary are authorized to execute the Bank's standard form of corporate resolution and to establish such accounts upon such terms and conditions as may be agreed upon with the Bank.

       RESOLVED FURTHER, that the standard form of corporate resolution required by the Bank for opening a corporate account, in accordance with the above resolution, is adopted as the resolution of the Board of Directors, and the Secretary is directed to insert an executed copy of the Bank's standard form of corporate resolution into the Corporation's Minute Book following these resolutions.

       RESOLVED FURTHER, that the Bank is hereby authorized to honor and pay any and all checks and drafts signed as provided in the corporate resolution establishing such accounts, including those drawn or endorsed to the individual order of any officer or other person authorized to sign the same.


                  EMPLOYER IDENTIFICATION AND WITHHOLDING

       RESOLVED, that the officers of the Corporation are, and each individually is, authorized and directed to take all actions deemed necessary or advisable to secure federal and state employer identification numbers and to comply with all laws regulating payroll reporting, withholding and taxes.


                            ISSUANCE OF SHARES

       WHEREAS, the Corporation is authorized to issue an aggregate of ten thousand (10,000) common shares.

       WHEREAS, it is proposed that the Corporation sell and issue a total of one hundred (100) common shares to Pure Tech International, Inc. for the consideration of One Hundred Dollars ($100.00).

       NOW, THEREFORE, BE IT RESOLVED, that the Corporation sell and issue to Pure Tech International, Inc. for the consideration of One Hundred Dollars ($100.00).

       RESOLVED FURTHER, that all of the shares to be issued by the Corporation in accordance with the foregoing resolution shall be issued in compliance with the provisions of Section 25102(f) of the California Corporations Code and with the provisions of such exemption or exemptions from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), as may be determined to be available therefor.

       RESOLVED FURTHER, that the officers of the Corporation are, and each individually is, authorized to cause to be prepared, and to execute on behalf of the Corporation (individually and without the requirement of the signature of any other officer of the Corporation) and cause to be filed with the appropriate governmental authorities, any and all notices and other documents that may be required to be filed under the California Corporations Code (or the regulations thereunder) or the 1933 Act (or the regulations thereunder), including, without limitation, a "Notice of Sale of Securities Pursuant to Regulation D, Section 4(6), and/or Uniform Limited Offering Exemption."


                             SECTION 1244 PLAN

       RESOLVED, that it is the intention of the Corporation to offer, sell and issue its common shares in a manner that qualified shareholders receive the benefits of Section 1244 of the Internal Revenue Code of 1986.

       RESOLVED FURTHER, that the Corporation is a small business corporation as defined in Section 1244(c)(3) of the Internal Revenue Code of 1986.

       RESOLVED FURTHER, that all common shares the Corporation offers, sells and issues, which qualify as Section 1244 stock as defined in Section 1244(c)(1) of the Internal Revenue Code of 1986 shall be treated as Section 1244 stock.

                                 AUTHORITY

       RESOLVED, that the officers of the Corporation are, and each individually is, authorized to do and perform any and all such acts, including execution of any and all documents and certificates, as they shall deem necessary or advisable, to carry out the purposes of the foregoing resolutions.


       IN WITNESS WHEREOF, the undersigned, constituting all of the directors of the Corporation, have executed this consent as of the date set forth above.


                                                    /s/ Simon Sinnreich
                                                    -----------------------
                                                        Simon Sinnreich

                                                    /s/ David Katz
                                                    -----------------------
                                                        David Katz

                                                    /s/ Joseph Mastroianni
                                                    -----------------------
                                                        Joseph Mastroianni